                                                                    Exhibit 10.3

                                   AGREEMENT

                                 By and Between

                              MASTECH CORPORATION

                                      and

                                STEVEN SHANGOLD

     THIS AGREEMENT, made by and between MASTECH CORPORATION, a Pennsylvania corporation ("Mastech"), and STEVEN SHANGOLD, an individual currently residing at 5220 Karrington Drive, Gibsonia, Pennsylvania 15044 (hereinafter "Shangold") (collectively, Mastech and Shangold shall sometimes be referred to herein as the "Parties"), is dated as of October 14, 1996.

                                   BACKGROUND

     Mastech is contemplating an initial public offering of its shares of common stock, par value $.01 per share ("Common Stock") on or before January 31, 1997 (the "IPO").

     Mastech desires to reward Shangold for his past performance and to provide an incentive to Shangold to continue to contribute to the long-term growth and financial prosperity of Mastech.

     If the IPO does not close by January 31, 1997, this Agreement shall be null and void and the Parties shall make alternative arrangements as contemplated by the last draft of Phantom Stock Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.  Compensation and Incentive.
         --------------------------

         1.1  Compensation. Shangold shall receive from Mastech promptly
              ------------
following the closing date of the IPO (the "IPO Date"), and Mastech shall pay or issue to Shangold in cash and/or shares of Common Stock, an amount equal to the value of 750 shares of Mastech Common Stock (subject to adjustment for the contemplated stock split prior to the IPO and based on the per share price to the public of the Common Stock as reflected on the final Prospectus on the IPO
Date). The choice as between cash, shares or a combination thereof shall be made by Shangold. Any shares received by Shangold pursuant to this Paragraph 1.1 shall be free of any restrictions on transfer except for any restrictions imposed by applicable Federal and state securities laws and any lock-up arrangements requested by the underwriters (which Shangold will agree to in writing).

         1.2  Incentive. So long as Shangold is still employed by Mastech on the
              ---------
IPO Date, Mastech shall also issue to Shangold promptly following the IPO Date, in addition to any shares issued pursuant to Paragraph 1.1 above, 750 shares of "Restricted" Common Stock (as adjusted for the contemplated stock split prior to the IPO) (the "Restricted Shares"). Stock certificate(s) representing the Restricted Shares shall be issued to Shangold and his beneficial ownership thereof shall be recorded in the appropriate books and records of the Company. Such certificate(s) shall bear the following legend:

               The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in an Agreement entered into between the registered owner and Mastech Corporation. Copies of such Agreement are on file in the offices of Mastech Corporation, 1004 McKee Road, Oakdale, Pennsylvania, 15219.

Upon expiration of the Restricted Period (as defined in Paragraph 1.3 below) or the earlier lapse of the restrictions on Restricted Shares as otherwise provided in this Agreement, Mastech shall deliver or cause to be delivered to Shangold substitute certificate(s) without the foregoing legend for those Restricted Shares which have not been forfeited.

     Shangold shall have all rights and privileges of a shareholder as to the Restricted Shares, including the right to vote and receive dividends or other distributions with respect to the Restricted Shares, except that the following restrictions shall apply:

                   (i) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period unless otherwise provided in this Agreement; and

                   (ii) all of the Restricted Shares shall remain subject to forfeiture during the Restricted Period in accordance with other provisions in this Agreement.

         1.3  Total Forfeiture. During the period beginning on the IPO Date and
              ----------------
ending June 30, 1998 (the "Restricted Period"), the Restricted Shares will be subject to forfeiture. If Shangold's employment with Mastech shall terminate during the Restricted Period for any reason other than as set forth in Paragraphs 2.1 or 2.3, all of Shangold's rights to the Restricted Shares shall terminate, all the Restricted Shares shall be forfeited and Shangold shall endorse the Restricted Share certificates over, and return them, to Mastech.

         1.4  Transferability of Shares After the Restricted Period. On July 1,
              -----------------------------------------------------
1998, so long as Shangold shall still be employed by Mastech, all of the Restricted Shares shall automatically become transferable subject only to any restrictions imposed by applicable Federal and State securities laws, and shall no longer be subject to risk of forfeiture.

     2.  Partial Forfeiture.
         ------------------

         2.1 Termination Without Cause. If Shangold is actually or constructively terminated by Mastech during the Restricted Period without cause (as defined below), a pro rata portion of the Restricted Shares shall become freely transferable by Shangold and no longer subject to forfeiture, determined by dividing the number of days employed during the Restricted Period by the total number of days in the Restricted Period, multiplied by the total number of Restricted Shares. Any remaining Restricted Shares shall be forfeited and Shangold shall endorse the certificates therefor over, and return them, to Mastech.

         2.2  Sale of Mastech. In the event of the sale of the Mastech business
              ---------------
to an independent third party buyer ("Buyer") during the Restricted Period (whether such sale is effected by a sale of all or substantially all of the assets of Mastech, or by the merger of Mastech with or into a third party, or by the sale of shares of Mastech), a pro rata portion of the Restricted Shares shall become freely transferable by Shangold and no longer subject to forfeiture, determined by dividing the number of days during the Restricted Period prior to the closing of the sale transaction by the total number of days in the Restricted Period, multiplied by the total number of Restricted Shares. The remaining Restricted Shares shall be forfeited and Shangold shall endorse the certificates therefor over, and return them, to Mastech, unless Shangold reaches an agreement with the Buyer that allows him to retain such remaining Restricted Shares.

         2.3  Death of Shangold. In the event Shangold dies during the
              -----------------
Restricted Period, a pro rata portion of the Restricted Shares shall no longer be subject to forfeiture and shall be freely transferable by Shangold, by will or otherwise, determined by dividing the number of days employed during the Restricted Period by the total number of days in the Restricted Period, multiplied by the total number of Restricted Shares. The remaining Restricted Shares shall be forfeited and Shangold's legal representatives shall endorse the certificates therefor over, and return them, to Mastech.

     3.  Miscellaneous.
         -------------

         3.1  Registration. The Parties hereby agree that all of the Common
              ------------
Stock granted to Shangold under this Agreement shall not be part of the Registration Statement on Form S-1 filed as part of the IPO. Mastech will use its best efforts to effect a filing of a Registration Statement on Form S-8 which pursuant to General Instruction C of Form S-8, will register for resale by Shangold the shares of Common Stock granted under this Agreement.

         3.2  Taxes. The Parties agree to be responsible for their own tax
              -----
liabilities (if any) which result from this Agreement. To the extent required by law, Mastech may deduct any applicable federal and state withholding and payroll taxes from any payments due under this Agreement. Both parties hereby agree and acknowledge that neither Party has made any representations or warranties regarding the tax consequences of this Agreement and each of them have consulted with their own tax advisors and have not entered into this Agreement relying upon any tax representations which have been made as between them. Mastech hereby confirms its intention not to treat Shangold as having taxable income with respect to the Restricted Shares at the time of issuance thereof, but rather that such taxable income shall occur if and when and to the extent the Restricted Shares are no longer subject to forfeiture, except if Shangold files an election under Section 83 (b) of the Internal Revenue Code.

         3.3  Valuation. The Parties agree that it is not their intent that this
              ---------
Agreement guarantee the value of the stock grants contained herein nor is there contemplated a guarantee of a per share value. The Parties acknowledge that the price of the Common Stock may fluctuate once it is publicly traded and listed on a national exchange or with NASDAQ/NMS.

         3.4  Definition of Cause. Solely for purposes of this Agreement, the
              -------------------
term "cause" shall mean:

              (a) The deliberate and intentional engaging by Shangold in gross misconduct that is materially and demonstrably inimical to the best interests, monetary or otherwise, of Mastech;

              (b) Conviction of a felony or conviction of any crime involving moral turpitude, fraud or deceit; or

              (c) Breach of any noncompetition, nonsolicitation or confidentiality provisions agreed to by Shangold in writing for the benefit of Mastech.

Shangold hereby agrees that any such noncompetition or nonsolicitation provisions shall not be limited to the United States, but shall cover any country in the world where Mastech now or hereafter does business.

         3.5  Non-Transferability. Except as provided in Paragraph 2.3, the
              -------------------
rights of Shangold under this Agreement, including the right to any amounts payable to him hereunder, shall not be transferable or assignable to any other party, under any circumstances, without the express written consent of Mastech, and any attempted transfer or assignment shall void and of no effect.

         3.6  Governing Law. This Agreement shall be interpreted and its
              -------------
provisions enforced in accordance with the laws of the Commonwealth of Pennsylvania.

         3.7  Notices. All notices or other communications required or permitted
              -------
hereunder shall be in writing and shall be deemed given or delivered when delivered personally, by registered or certified mail, by legible facsimile transmission or by overnight courier addressed as follows:

          If to Mastech, to:
          ------------------
          Sunil Wadhwani, Chairman
          Mastech Systems Corporation
          1004 McKee Road
          Oakdale, PA  15071
          Fax No:  (412) 787-9561

          If to Shangold, to:
          -------------------
          Mr. Steven Shangold
          5220 Karrington Drive
          Gibsonia, PA  15044

         3.8  No Right of Employment. This Agreement does not create any right
              ----------------------
to continued employment of Shangold by Mastech or any of its affiliates.

         3.9  Unconditional Obligations. This Agreement establishes and vests in
              -------------------------
Shangold a contractual right to the benefits to which he is entitled hereunder. Except as otherwise provided in the Agreement, Mastech's obligations under this Agreement shall be absolute and unconditional, and shall not be affected by any circumstances, including, without limitation, any offset, counterclaim, recoupment, defense, or other right which Mastech or its affiliates may have against Shangold or any other party. Each and every payment made hereunder by Mastech shall be final, except for forfeiture of Restricted Shares as provided herein, and Mastech shall not seek to recover all or any part of a final and non-forfeitable payment from Shangold, or from whomsoever may be entitled thereto, for any reasons whatsoever.

         3.10  Arbitration. Any controversy or claim arising out of or relating
               -----------
to this Agreement or the breach thereof (including the arbitrability of any controversy or claim), shall be settled by arbitration in the City of Pittsburgh in accordance with the laws of the Commonwealth of Pennsylvania by three (3) arbitrators, one of whom shall be appointed by Mastech, one by Shangold, and the third of whom shall be appointed by the first two arbitrators. If the first two arbitrators cannot agree on the appointment of a third arbitrator, then the third arbitrator shall be appointed by the American Arbitration Association. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association, except with respect to the selection of arbitrators which shall be as provided in this paragraph. The cost of any arbitration proceeding hereunder shall be borne equally by Mastech and Shangold, although the arbitrators shall have authority to decide that one party shall reimburse the other for its costs. The award of the arbitrators shall be binding upon the parties. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

         3.11  Entire Agreement. This Agreement represents the entire agreement
               ----------------
by and between the parties with respect to the matters contained herein. In the event the IPO closes on or prior to January 31, 1997, this Agreement shall supersede any and all prior discussions or writings regarding the equity participation by Shangold in Mastech including, but not limited to, the original offer of employment letter dated February 2, 1992, the revised stock incentive agreement dated September 23, 1993, the 1996 Compensation Plan dated April 30, 1996 and the letter dated August 2, 1996 from Sunil Wadhwani. No change, modification, extension, termination, discharge, abandonment or waiver of this Agreement or any of its provisions, nor any representation, promise or condition relating to this Agreement, will be binding upon any party unless made in writing and signed by such party.

         3.12  Null and Void. In the event the IPO fails to close by January 31,
               -------------
1997, for any reason whatsoever, this Agreement shall be considered null and void and the terms and conditions contained herein shall have no effect on either Party, and the Parties shall make alternative arrangements as contemplated by the last draft of Phantom Stock Agreement.

         3.13  New Employment Agreement. If requested by Mastech, Shangold shall
               ------------------------
enter into a new employment agreement with Mastech in a form substantially the same as the form of employment agreement entered into by other executive officers of Mastech in connection with the IPO, provided that such agreement shall not reduce or limit Shangold's rights under this Agreement.

     The undersigned have executed this Agreement as of the date first above written.


EXECUTED IN DUPLICATE

                                    MASTECH CORPORATION



                                     /s/ Sunil Wadhwani
                                    --------------------
                                    Co-Chairman

                                    STEVEN SHANGOLD



                                      /s/ Steven Shangold
                                     ---------------------

                             ADDENDUM TO AGREEMENT
                                BY AND BETWEEN
                MASTECH SYSTEMS CORPORATION AND STEVEN SHANGOLD


          THIS ADDENDUM is made this ____ day of November, 1996 by and between MASTECH SYSTEMS CORPORATION (f/k/a Mastech Corporation) ("Mastech Systems") and STEVEN SHANGOLD, an individual currently residing at 5220 Karrington Drive, Gibsonia, Pennsylvania 15044 (hereinafter "Shangold") (collectively, Mastech and Shangold shall sometimes be referred to herein as the "Parties").

          WHEREAS, the Parties entered into an Agreement dated October 14, 1996, providing for the payment by Mastech Systems of certain compensation in connection with an Initial Public Offering of Common Stock being contemplated by Mastech Systems; and

          WHEREAS, subsequent to the execution of the Agreement, the Board of Directors of Mastech Systems decided to reorganize so that, in connection with and immediately prior to the contemplated IPO, Mastech Systems will become a wholly-owned subsidiary of MSC Holding Company, a Delaware corporation, which itself will be a wholly-owned subsidiary of a new entity known as Mastech Corporation, a Pennsylvania corporation("Mastech"), which will be the issuer in the contemplated IPO.

          THEREFORE, the Parties hereby agree as follows:

          1.    Compensation and Incentive.  Shangold's right to receive
                --------------------------
compensation and incentive under Section 1 of the Agreement in the form of Common Stock of Mastech Systems shall instead entitle him to now receive compensation and incentive in the form of Common Stock of Mastech.

          2.    Substitution.  All rights, duties and obligations of Mastech
                ------------
Systems shall hereafter be the rights, duties and obligations of Mastech. All rights, duties and obligations that Shangold currently has under the Agreement to Mastech Systems, other than those related to his employment with Mastech Systems, including but not limited to those set forth in the Agreement as a term or condition to receiving any compensation and incentive, shall hereafter be rights, duties and obligations to Mastech.

          3.    Surviving Terms and Conditions.  All other terms and conditions
                ------------------------------
of the Agreement shall survive and remain unaffected by this Addendum.

          IN WITNESS WHEREOF, the undersigned have signed this Addendum as of the date first written above.

                              MASTECH CORPORATION



                              By:
                                 ------------------------------------------
                              Title:
                                    ---------------------------------------
                              Date:
                                   ----------------------------------------

                              MASTECH SYSTEMS CORPORATION


                              By:
                                 ------------------------------------------
                              Title:
                                    ---------------------------------------
                              Date:
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                              ---------------------------------------------
                                              STEVEN SHANGOLD

                              Date:
                                   ----------------------------------------

                             ADDENDUM TO AGREEMENT
                                BY AND BETWEEN
                MASTECH SYSTEMS CORPORATION AND STEVEN SHANGOLD


          THIS ADDENDUM is made this ____ day of November, 1996 by and between MASTECH SYSTEMS CORPORATION (f/k/a Mastech Corporation) ("Mastech Systems") and STEVEN SHANGOLD, an individual currently residing at 5220 Karrington Drive, Gibsonia, Pennsylvania 15044 (hereinafter "Shangold") (collectively, Mastech and Shangold shall sometimes be referred to herein as the "Parties").

          WHEREAS, the Parties entered into an Agreement dated October 14, 1996, providing for the payment by Mastech Systems of certain compensation in connection with an Initial Public Offering of Common Stock being contemplated by Mastech Systems; and

          WHEREAS, subsequent to the execution of the Agreement, the Board of Directors of Mastech Systems decided to reorganize so that, in connection with and immediately prior to the contemplated IPO, Mastech Systems will become a wholly-owned subsidiary of MSC Holding Company, a Delaware corporation, which itself will be a wholly-owned subsidiary of a new entity known as Mastech Corporation, a Pennsylvania corporation("Mastech"), which will be the issuer in the contemplated IPO.

          THEREFORE, the Parties hereby agree as follows:

          1.    Compensation and Incentive.  Shangold's right to receive
                --------------------------
compensation and incentive under Section 1 of the Agreement in the form of Common Stock of Mastech Systems shall instead entitle him to now receive compensation and incentive in the form of Common Stock of Mastech.


          2. Substitution. All rights, duties and obligations that Shangold
             ------------
currently has under the Agreement to Mastech Systems, other than those related to his employment with Mastech Systems, including but not limited to those set forth in the Agreement as a term or condition to receiving any compensation or incentive payments, shall hereafter be rights, duties and obligations to Mastech. Notwithstanding the preceding sentence, and in the event Mastech does not meet its payment obligations (if any) under the Agreement, Mastech Systems shall be liable for the payment obligations thereunder (if any) except that Mastech Systems shall not be obligated to issue stock to meet said obligations but instead shall have a right to pay to Shangold the cash value of any stock due under the Agreement.

          3.    Surviving Terms and Conditions.  All other terms and conditions
                ------------------------------
of the Agreement shall survive and remain unaffected by this Addendum.

          IN WITNESS WHEREOF, the undersigned have signed this Addendum as of the date first written above.

                              MASTECH CORPORATION



                              By:
                                 ------------------------------------------
                              Title:
                                    ---------------------------------------
                              Date:
                                   ----------------------------------------

                              MASTECH SYSTEMS CORPORATION


                              By:
                                 ------------------------------------------
                              Title:
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                              Date:
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                              ---------------------------------------------
                                              STEVEN SHANGOLD

                              Date:
                                   ----------------------------------------